[BD COMPANY LOGO]


August 13, 2002

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Ladies and Gentlemen:

         The certification set forth below is being submitted to the Securities and Exchange Commission solely for the purpose of complying with Section 1350 of Chapter 63 of Title 18 of the United States Code. This certification is not to be deemed to be filed pursuant to the Securities Exchange Act of 1934 and does not constitute a part of the Quarterly Report on Form 10-Q (the "Report") accompanying this letter.

         I, John R. Considine, the Chief Financial Officer of Becton, Dickinson and Company, certify that:

     1. such Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Becton, Dickinson and Company.


                                               /s/ John R. Considine
                                             --------------------------
                                             Name: John R. Considine
                                                   Chief Financial Officer






               1 Becton Drive - Franklin Lakes, New Jersey - 07417